UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

PERIDOT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39551	85-2505555
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2229 San Felipe Street, Suite 1450

Houston, TX 77019

(713) 322-7310

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PDAC.U	New York Stock Exchange
Class A ordinary shares included as part of the units	PDAC	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PDAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 5, 2021, Peridot Acquisition Corp. (the “Company”) held an extraordinary general meeting of shareholders (the “Meeting”) as both a physical and virtual meeting, conducted via live webcast, in connection with the proposed business combination by and among the Company, Li-Cycle Holdings Corp. (“Newco”) and Li-Cycle Corp. (“Li-Cycle”), as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to shareholders on or about July 15, 2021 (the “Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Meeting and the final voting results are indicated below. Each Proposal voted on at the Meeting is described in detail in the Proxy Statement.

As of the close of business on May 27, 2021, the record date for the Meeting, there were approximately 30,000,000 shares of Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and 7,500,000 shares of Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares”, and together with the Class A ordinary shares, the “Peridot Shares”), outstanding. A total of 23,995,222 shares of Peridot Shares, representing approximately 63.987% of the outstanding shares of Peridot Shares entitled to vote, were present in person or by proxy, constituting a quorum.

1. The Business Combination Proposal - To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated as of February 15, 2021 (the “Business Combination Agreement”), by and among the Company, Newco and Li-Cycle, pursuant to which, subject to the terms and conditions therein, Peridot will consummate its initial business combination with Li-Cycle (the “Business Combination” and such proposal described in this paragraph (1), the “Business Combination Proposal”):

Proposal No.	Votes For	Votes Against	Abstentions	Broker Non-Votes
1.	23,268,879	716,471	9,872	0

The Business Combination Proposal was approved, having received “for” votes from holders of at least a majority of the Peridot Shares represented in person or by proxy and entitled to vote at the Meeting.

2. The Continuance Proposal - To consider and vote upon a proposal (the “Continuance Proposal”) to approve the continuance of Peridot as a corporation existing under the laws of the Province of Ontario in connection with the Business Combination (the “Continuance” and Peridot as so continued, “Peridot Ontario”), and in connection therewith, the adoption of the articles and bylaws of Peridot Ontario in substantially the form attached to the Proxy Statement as Annex D (the “Peridot Ontario Governing Documents”) for purposes of the articles and bylaws of Peridot Ontario following the completion of the Continuance:

Proposal No.	Votes For	Votes Against	Abstentions	Broker Non-Votes
2.	23,254,248	728,570	12,404	0

The Continuance Proposal was approved, having received “for” votes from holders of at least two-thirds of the Peridot Shares represented in person or by proxy and entitled to vote at the Meeting.

3. The Amalgamation Proposal - To consider and vote upon a proposal (the “Amalgamation Proposal”) to approve the amalgamation (the “Amalgamation”) of Peridot Ontario and NewCo (as so amalgamated, “Amalco”), as part of the plan of arrangement attached to the Proxy Statement as Annex C, in connection with the Business Combination:

Proposal No.	Votes For	Votes Against	Abstentions	Broker Non-Votes
3.	23,252,969	721,858	20,395	0

The Amalgamation Proposal was approved, having received “for” votes from holders of at least two-thirds of the Peridot Shares represented in person or by proxy and entitled to vote at the Meeting.

4. The Governing Documents Proposals - To consider and vote upon a proposal to approve and adopt the articles and by-laws of Amalco in substantially the form attached to the Proxy Statement as Annex E (the “Amalco Governing Documents”) for purposes of the articles and by-laws of Amalco following the completion of the Amalgamation (the “Governing Documents Proposals”):

Proposal No.	Votes For	Votes Against	Abstentions	Broker Non-Votes
4.	23,247,845	726,634	20,753	0

In addition to voting on the adoption of the Amalco Governing Documents in their entirety, this proposal included sub-proposals that were submitted to Peridot’s shareholders to vote upon those material aspects of the Amalco Governing Documents that do not appear in, or are different from Peridot’s amended and restated memorandum and articles of association, as described in the following paragraphs (a) through (f).

(a)    The proposed Amalco Governing Documents would establish the authorized capital of Amalco to consist of an unlimited number of common shares and an unlimited number of preferred shares, issuable in series.

(b)    The proposed Amalco Governing Documents would declassify the board of directors with the result being that each director will be elected annually for a term of one year.

(c)    The proposed Amalco Governing Documents would reduce the requisite quorum for a meeting of shareholders from a majority of votes to 33 1/3% of the shares entitled to vote at such meeting.

(d)    The proposed Amalco Governing Documents would include an advance notice provision that requires a nominating shareholder to provide notice to Amalco in advance of a meeting of shareholders should such nominating shareholder wish to nominate a person for election to the board of directors.

(e)    The proposed Amalco Governing Documents would include a forum selection provision whereby, subject to limited exceptions, the Court and the appellate courts therefrom will be the sole and exclusive forum for certain shareholder litigation matters.

(f)    The proposed Amalco Governing Documents would not include provisions relating to the Class B ordinary shares, Peridot’s initial public offering, the Sponsors, the Business Combination and other related matters:

Proposal No.	Votes For	Votes Against	Abstentions	Broker Non-Votes
4A.	19,239,174	1,464,540	3,291,508	0
4B.	23,972,775	11,048	11,399	0
4C.	19,861,243	847,288	3,286,691	0
4D.	23,228,594	746,862	19,766	0
4E.	23,008,459	962,169	24,594	0
4F.	23,180,970	780,844	33,408	0

The Governing Documents Proposals were approved, including each sub-proposal, having received “for” votes from holders of at least two-thirds of the Peridot Shares represented in person or by proxy and entitled to vote at the Meeting.

5. The Share Issuance Proposal - To consider and vote upon a proposal to approve, for purposes of complying with the listing rules of the New York Stock Exchange (the “NYSE”), the issuance of more than 20% of the current total issued and outstanding Amalco Shares in connection with the transactions contemplated by the Business Combination Agreement and the PIPE Financing (as described in the Proxy Statement) (the “Share Issuance Proposal”):

Proposal No.	Votes For	Votes Against	Abstentions	Broker Non-Votes
5.	23,234,417	740,438	20,367	0

The Share Issuance Proposal was approved, having received “for” votes from holders of at least a majority of the Peridot Shares represented in person or by proxy and entitled to vote at the Meeting.

6. The Incentive Plan Proposal - To consider and vote upon a proposal to approve and adopt an equity incentive plan of Amalco in substantially the form attached to the Proxy Statement as Annex F (the “Incentive Plan,” and such proposal, the “Incentive Plan Proposal”):

Proposal No.	Votes For	Votes Against	Abstentions	Broker Non-Votes
6.	19,074,026	1,630,999	3,290,197	0

The Incentive Plan Proposal was approved, having received “for” votes from holders of at least a majority of the Peridot Shares represented in person or by proxy and entitled to vote at the Meeting.

7. The ESPP Proposal - To consider and vote upon a proposal to approve and adopt an employee share purchase plan in substantially the form attached to the Proxy Statement as Annex G (the “ESPP,” and such proposal, the “ESPP Proposal”):

Proposal No.	Votes For	Votes Against	Abstentions	Broker Non-Votes
7.	22,743,925	1,220,707	30,590	0

The ESPP Proposal was approved, having received “for” votes from holders of at least a majority of the Peridot Shares represented in person or by proxy and entitled to vote at the Meeting.

Item 8.01 Other Events.

In connection with the Business Combination, holders of 3,448,480 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.01 per share, for an aggregate redemption amount of $34,502,909.80.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 5, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peridot Acquisition Corp.

By:	/s/ Alan Levande
Name: Alan Levande Title: Chief Executive Officer

Dated: August 5, 2021